1
MANPOWER INC.
2008 4th QUARTER RESULTS
FEBRUARY 3, 2009
Exhibit 99.2

Forward Looking Statement
This presentation includes forward-looking statements which are subject to risks and uncertainties. Actual results might differ materially from those projected in the forward-looking statements.
Forward-looking statements can be identified by words such as
“expect,” “plan,” “may,” “will,” and similar expressions. Additional information concerning factors that could cause actual results to materially differ from those in the forward-looking statements is contained in the Company’s Annual Report on Form 10-K dated
December 31, 2007, which information is incorporated herein by reference, and such other factors as may be described from time to time in the Company’s SEC filings.

Throughout this presentation, the difference between reported variances and Constant Currency (CC) variances represents the impact of currency on our financial results. Constant Currency is further explained on our Web site.
(1) Excludes non-recurring items for 2008 and 2007 as set forth on page 4.
80 bps
31% CC
Operating Profit $149M
OP Margin 3.2%
Revenue $4.6B
Gross Margin 20.8%
EPS $1.01
18%
10% CC
213 bps
 38%
33%
24% CC
Q4 Highlights
As
Reported
40% CC
18%
10% CC
99 bps
120 bps
 46%
44%
35% CC
Excluding
Non-recurring
Items
(1)
Consolidated Financial Highlights

2008				2007			
	French Business Tax Refund	French Payroll Tax Change - 2005	Reorgan-ization Expense	Total	French Payroll Tax Change - 2006-2007	French Legal Reserve	Reorgan-ization Expense	Total
Gross profit	$ 48.2	$ 14.5	$ -	$ 62.7	$ 12.7	$ -	$ -	$ 12.7
S&A expenses	-	-	37.2	37.2	(10.6)	15.0	4.0	8.4
Operating profit	48.2	14.5	(37.2)	25.5	23.3	(15.0)	(4.0)	4.3
Net earnings	28.3	8.6	(27.2)	9.7	15.1	(15.0)	(2.5)	(2.4)
Net earnings per share - diluted	$ 0.36	$ 0.11	$ (0.35)	$ 0.12	$ 0.18	$ (0.18)	$ (0.03)	$ (0.03)

Manpower

($ in millions, except per share amounts)
Q4 Non-recurring Items

2008						2007			
	French Business Tax Refund	French Payroll Tax Change - 2005	French Legal Reserve	Goodwill/ Intangible Impairment Charge	Reorgan-ization Expense	Total	French Payroll Tax Change - 2006-2007	French Legal Reserve	Reorgan-ization Expense	Total
Gross profit	$ 48.2	$ 68.2	$ -	$ -	$ -	$ 116.4	$ 157.1	$ -	$ -	$ 157.1
S&A expenses	-	-	54.1	163.1	37.2	254.4	7.5	15.0	4.0	26.5
Operating profit	48.2	68.2	(54.1)	(163.1)	(37.2)	(138.0)	149.6	(15.0)	(4.0)	130.6
Net earnings	28.3	43.8	(50.0)	(154.6)	(27.2)	(159.7)	88.6	(15.0)	(2.5)	71.1
Net earnings per share - diluted	$ 0.36	$ 0.55	$ (0.63)	$ (1.94)	$ (0.34)	$ (2.00)	$ 1.05	$ (0.18)	$ (0.03)	$ 0.84

Manpower

($ in millions, except per share amounts)
Full Year Non-recurring Items

21%
20%
19%
18%
17%
16%
18.64%
+ 0.09%
+ 1.05%
+ 0.72%
- 0.03%
+ 0.30%
20.77%
Q4 2007
France - Increase in Impact of Payroll Tax Change
France - 2008 Business Tax Refund
Temporary Recruitment
Permanent Recruitment
Mix - Specialty
Q4 2008

Manpower®

Impact of Non-recurring
Items = + 1.14%
Consolidated Gross Profit Margin Change

Excluding Non
-recurring
Items
Q4 Financial Highlights
OUP Margin
- 0.4%
Revenue
$463M
OUP
$(2M)
5%
370 bps
N/A
As
Reported
5%
420 bps
N/A
(1)
Operating Unit Profit (OUP) is the measure that we use to evaluate segment performance. OUP is equal to segment revenues less direct costs and branch and national headquarters operating costs.
(1) The results above include the impact of acquisitions. On an organic basis, revenue decreased 15%.
(2) Excludes the impact of the reorganization charges of $2.5M in 2008.
(2)
United States Segment
(10% of Revenue)

Q4 Financial Highlights
OUP Margin
8.1%
Revenue
$1.4B
OUP
$109M
28%
21% CC
30 bps
33%
28% CC
(1) Excludes the impact of the business tax refund of $48.2M, the 2005 payroll tax adjustment of $14.5M and reorganization charges of $2.7M in 2008 (net favorable impact $60.0M) and the payroll tax change of $23.3M and the legal reserve of $15.0M in 2007(net favorable impact $8.3M).
As
Reported
28%
21% CC
370 bps
33%
43% CC
(1)
Excluding Non
-recurring
Items
France Segment
(29% of Revenue)

Excluding Non
-recurring
Items
Q4 Financial Highlights
OUP Margin
2.6%
Revenue
$1.6B
OUP
$40M
19%
4% CC
70 bps
32%
20% CC
As
Reported
19%
4% CC
200 bps
55%
46% CC
(2)
(1)
(1) The results above include the results of Vitae, which was acquired in April 2008. On an organic basis, revenue decreased 21% in USD (6% in CC).
(2) Excludes the impact of the reorganization charges of $20.6M in 2008.
(1)
Other EMEA Segment
(34% of Revenue)

Nordics
-28%
-13%
Elan
-19%
3%
UK - Manpower
-32%
-12%
Germany
-16%
-8%
Netherlands
8%
19%
Belgium
-13%
-4%
Spain
-40%
-34%
Other
-3%
9%

Manpower

Revenue Growth - CC
Revenue Growth
% of Segment
Revenue
18%
18%
13%
11%
 11%

5%
 18%
(1)
(1) The Netherlands results include the results of Vitae, which was acquired in April 2008. On an organic basis, revenue decreased 14% in USD (6% in CC).
6%
Other EMEA - Q4 Revenue Growth YoY

Q4 Financial Highlights
OUP Margin
8.1%
Revenue
$301M
OUP
$24M
26%
18% CC
0 bps
26%
18% CC
(1) Excludes the impact of the reorganization charges of $0.6M in 2008.
As
Reported
26%
18% CC
20 bps
28%
21% CC
(1)
Excluding Non
-recurring
Items
Italy Segment
(7% of Revenue)

Excluding Non
-recurring
Items
Q4 Financial Highlights
OUP Margin
-21.6%
Revenue
$64M
OUP
$(14M)
22%
760 bps
N/A
As
Reported
22%
1,480 bps
N/A
(1)
(1) Excludes the impact of the reorganization charges of $7.8M in 2008 and $4.0M in 2007.
Jefferson Wells Segment
(1% of Revenue)

Q4 Financial Highlights
OUP Margin
13.8%
Revenue
$123M
OUP
$17M
10%
20% CC
450 bps
58%
68% CC
(1) Excludes the impact of the reorganization charges of $1.5M in 2008.
As
Reported
10%
20% CC
330 bps
45%
50% CC
(1)
Excluding Non
-recurring
Items
Right Management Segment
(3% of Revenue)

(1) Excludes the impact of the reorganization charges of $1.3M in 2008.
Excluding Non
-recurring
Items
Q4 Financial Highlights
OUP Margin
0.3%
Revenue
$710M
OUP
$2M
2%
1% CC
320 bps
86%
86% CC
As
Reported
2%
1% CC
340 bps
91%
92% CC
(1)
Other Operations Segment
(16% of Revenue)

Japan
18%
0%
Mexico
-21%
-6%
Australia/NZ
-31%
-9%
Other
-1%
8%

Manpower

Revenue Growth - CC
Revenue Growth
% of Segment
Revenue
40%
12%
10%
38%
Other Operations - Q4 Revenue Growth YoY

Financial Highlights

Other
(86)
Change in Cash
337
(150)
12
* 2,231,610 shares in 2008 and 6,147,400 shares in 2007. $11.5M of cash paid in 2008 was for shares repurchased in 2007.
2008
2007
Cash from Operations
792
432
Capital Expenditures
(93)
(92)
 Free Cash Flow
699
340
Share Repurchases *
(125)
(419)
Change in Debt
(242)
5
($ in millions)
Proceeds from Equity Plans
12
35
Acquisitions of Businesses,
 net of cash acquired
(123)
79
Cash Flow Summary - Full Year

1,200
900
600
300
0
902
370
735
280
823
135
915
377
999
358
1,014
453
972
340
953
79
2004
2005
2006
2007
Q1
Q2
Q3
Q4

30%
20%
10%
0%
29%
26%
25%
26%
26%
26%
27%
28%
2004
2005
2006
2007
Q1
Q2
Q3
Q4

Manpower

Total Debt
($ in millions)
Total Debt to
Total Capitalization
Total Debt
Net Debt
2008
2008
Balance Sheet Highlights

(a)
(b)
(a)
(b)
$625M multi-currency Revolving Credit Agreement provided by 17 banks. No lender represents more than 10% of the total amount. As of December 31, 2008, there was a €100M borrowing under the Revolving Credit Agreement which has been swapped to a fixed rate of 5.71% until July 2010. New borrowings under the agreement would be made at the interbank rate for the relevant currency and tenor plus a credit spread based upon our public debt rating. At December 31, 2008, new 30-day
USD borrowings would cost 0.84% (30-day LIBOR plus 40 bps).
The interest rate is based on the issuance cost of commercial paper from Citigroup conduits which are rated A1+/P1 by the rating agencies. The commercial paper is sold into public, private or bank financing markets. Our cost of funds is comprised of the issuance cost for this commercial paper plus a commission and will vary based on market and interest rate conditions.
Represents borrowings under uncommitted lines of credit & overdraft facilities, which total $376.5M, and other long-term debt of
$1.6M. Total subsidiary borrowings are limited to $300M due to restrictions in our Revolving Credit Agreement, with the exception of Q3 when subsidiary borrowings are limited to $600M.
(c)
(c)
Interest
Rate
Maturity
Date
Total
Outstanding
Remaining
Available
Euro Notes:
- Euro 200M
4.86%
June 2013
279
-
- Euro 300M
4.58%
June 2012
418
-
Revolving Credit Agreement
5.71%
Nov 2012
140
482
A/R Securitization
2.35%
July 2009
64
36
Uncommitted lines and Other
Various
Various
52
249
Total Debt
953
767
Credit Facilities as of December 31, 2008
($ in millions)

2008	2007	Variance $	Variance CC
Revenue	$21.6B	$20.5B	5%	1%
EPS	$2.75	$5.73	-52%	-57%
EPS - Excluding Non-Recurring Items	$4.75	$4.89	-3%	-10%
Free Cash Flow	$699M	$340M	105%	
Non-Recurring Items impacting EPS:				
Goodwill and intangible asset impairment	- $1.94	-		
French business tax refund	+ $ .36	-		
French payroll tax change	+ $ .55	+ $1.05		
French legal reserve	- $ .63	- $ .18		
Reorganization costs	- $ .34	- $ .03		
	- $2.00	+ $ .84		

Manpower

Full-Year Results

Questions?
Answers
February 3, 2009
Manpower Inc.
2008 4th Quarter Results